Delivering a Smoke-Free Future 2020 Fourth-Quarter and Full-Year Results February 4, 2021 Introduction • A glossary of key terms and definitions, including the definition for reduced-risk products, or "RRPs," additional heated tobacco unit market data, as well as adjustments, other calculations and reconciliations to the most directly comparable U.S. GAAP measures are at the end of today’s webcast slides, which are posted on our website • Unless otherwise stated, all references to IQOS are to our IQOS heat-not-burn devices and consumables • Comparisons presented on a like-for-like basis reflect pro forma 2019 results, which have been adjusted for the deconsolidation of our Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), effective March 22, 2019 • Growth rates presented on an organic basis reflect currency-neutral underlying results and "like-for-like" comparisons, where applicable 2 Exhibit 99.3

Forward-Looking and Cautionary Statements • This presentation and related discussion contain projections of future results and other forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions. In the event that risks or uncertainties materialize, or underlying assumptions prove inaccurate, actual results could vary materially from those contained in such forward-looking statements. Pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, PMI is identifying important factors that, individually or in the aggregate, could cause actual results and outcomes to differ materially from those contained in any forward-looking statements made by PMI • PMI's business risks include: excise tax increases and discriminatory tax structures; increasing marketing and regulatory restrictions that could reduce our competitiveness, eliminate our ability to communicate with adult consumers, or ban certain of our products; health concerns relating to the use of tobacco and other nicotine-containing products and exposure to environmental tobacco smoke; litigation related to tobacco use and intellectual property; intense competition; the effects of global and individual country economic, regulatory and political developments, natural disasters and conflicts; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations, and limitations on the ability to repatriate funds; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems and effectiveness of its data privacy policies. PMI's future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize reduced-risk products or if regulation or taxation do not differentiate between such products and cigarettes; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent. Future results are also subject to the lower predictability of our reduced-risk product category's performance • PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended September 30, 2020. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations 3 Forward-Looking and Cautionary Statements (COVID-19) • The COVID-19 pandemic has created significant societal and economic disruption, and resulted in closures of stores, factories and offices, and restrictions on manufacturing, distribution and travel, all of which will adversely impact our business, results of operations, cash flows and financial position during the continuation of the pandemic • Our business continuity plans and other safeguards in place may not be effective to mitigate the impact of the pandemic. Currently, significant risks include our diminished ability to convert adult smokers to our RRPs, significant volume declines in our duty-free business and certain other key markets, disruptions or delays in our manufacturing and supply chain, increased currency volatility, and delays in certain cost saving, transformation and restructuring initiatives. Our business could also be adversely impacted if key personnel or a significant number of employees or business partners become unavailable due to the COVID-19 outbreak. The significant adverse impact of COVID-19 on the economic or political conditions in markets in which we operate could result in changes to the preferences of our adult consumers and lower demand for our products, particularly for our mid-price or premium-price brands. Continuation of the pandemic could disrupt our access to the credit markets or increase our borrowing costs. Governments may temporarily be unable to focus on the development of science-based regulatory frameworks for the development and commercialization of RRPs or on the enforcement or implementation of regulations that are significant to our business. In addition, messaging about the potential negative impacts of the use of our products on COVID-19 risks may lead to increasingly restrictive regulatory measures on the sale and use of our products, negatively impact demand for our products, the willingness of adult consumers to switch to our RRPs and our efforts to advocate for the development of science-based regulatory frameworks for the development and commercialization of RRPs • The impact of these risks also depends on factors beyond our knowledge or control, including the duration and severity of the outbreak, its recurrence in our key markets, actions taken to contain its spread and to mitigate its public health effects, and the ultimate economic consequences thereof 4

Robust Performance in 2020 Despite the Pandemic • Strong growth for IQOS:⎼ Accelerated H2 user acquisition to reach an estimated 17.6 million⎼ Record Q4 HTU shares in key IQOS geographies • Combustible business most impacted by restrictions • Excellent organic margin expansion and EPS growth, driven by IQOS • Strong cash generation • Broadened smoke-free portfolio with wider range of consumables and devices • Growing recognition of IQOS public health benefits 5Source: PMI Financials or estimates, IQOS user panels and PMI Market Research 6 Net Revenues Adjusted Diluted EPS Adjusted OI Margin Full Year, 2020: Strong Margin and EPS Growth (Organic variance vs. PY) +240bps 7.0% (1.6)% Net Revenue per Unit(a) 6.9% (a) Reflects total PMI net revenues divided by total PMI cigarette and HTU shipment volume Source: PMI Financials or estimates

(a) Reflects total PMI net revenues divided by total PMI cigarette and HTU shipment volume Source: PMI Financials or estimates 7 Q4, 2020: Similar Strong Dynamics as Full Year (Organic variance vs. PY) Net Revenues Adjusted Diluted EPS Adjusted OI Margin Net Revenue per Unit(a) 7.4% +200bps 5.2% (3.5)% Q4, 2020: Strong Underlying Finish to the Year • Record HTU shipment volumes with strong finish in Japan • Impact of tightening social restrictions less severe than Q2, 2020 • Mid-single digit top-line growth in ‘IQOS’ regions(a) • Continued challenges in Indonesia and Duty Free • Total market lower in the Philippines post-price increase • Improved top-line performance expected in Q1, 2021 despite pandemic and tough prior year comparison 8 (a) European Union, Eastern Europe and East Asia & Australia Source: PMI Financials or estimates

2020: Multiple Levers Driving Higher Gross Margin


64.6 %
+1.2pp
HTU
Mix and
Price Impact
+1.0pp
Combustible
Pricing
+0.9pp
Manufacturing
Productivity(b)
(0.9)pp
Combustible
Volume Mix /
Other
(0.2)pp
Devices
66.6%
+0.1pp
Currency
66.7%
2019 (a)
2020
(Excluding Currency)
2020

(a) Pro forma: excluding Gross Profit Margin impact attributable to RBH (+0.1pp) from January 1, 2019 to March 21, 2019
(b) Includes productivity savings in manufacturing, procurement and supply chain operations
Source: PMI Financials or estimates

9

2020: Cost Efficiencies Support Organic Margin Expansion

Marketing, Admin. & Research Costs
(as a % of Net Revenues)


25.1%
(0.4)pp
SG&A / Other
24.7%
+0.9pp
Currency
25.6%
2019 (a)
2020
(Excluding Currency)
2020

(a) Pro forma: excluding impact attributable to RBH (-0.1pp) from January 1, 2019 to March 21, 2019
Note: Variances are vs. prior year as a percentage of net revenues
2019 excludes asset impairment and exit costs ($422million), Russia excise and VAT audit charge ($374 million), the Canadian tobacco litigation-related expense ($194 million) and the loss on deconsolidation of RBH ($239 million) totaling $1,229 million (refer to slide 54)
2020 excludes asset impairment and exit costs ($149 million) offset by a Brazil indirect tax credit $119 million totaling $30 million (refer to slide 54)
Source: PMI Financials or estimates

10

Reached 2019-21 Cost Target of $1bn+ in Only 2 Years • Manufacturing productivity, device costs: $0.8bn annualized gross savings in 19-20:⎼ Productivities across RRP and combustibles⎼ More than offsetting inflation, supply chain investments and negative combustible volumes • SG&A savings: $0.3bn annualized gross savings in 19-20:⎼ Commercial efficiencies from shift to digital and remote engagement⎼ Efficiency on G&A cost management through automation, simplification, shared service centers, project-based working • Supporting reinvestment to drive IQOS growth, and margin expansion • Cost savings do not include net efficiencies linked to COVID, e.g., reduced travel costs 11Source: PMI Financials or estimates Delivered $10 Billion of Operating Cash Flow in 2020 • Better than expected cash generation • Operating cash flow +3.5% on a like-for- like, ex-currency basis • Capital expenditures of $0.6 billion, benefiting from performance improvements and timing of investments • Raised quarterly dividend to an annualized rate of $4.80 per share (a) Includes operating cash flow of $102 million attributable to RBH from January 1, 2019 to March 21, 2019 (refer to slide 64) Note: Operating cash flow is defined as net cash provided by operating activities Source: PMI Financials or estimates 10.1 9.8 2019 2020 PMI Operating Cash Flow ($ in billions) 12 FX impact 0.5 10.3 (a)

Industry Volume Impacted by COVID

Total Industry Volume[a]
(Change vs. PY)


Average Historical Decline
(2-3)%
2020
(5.8)%

- Difference to historic trend largely attributable to COVID
- Outsized impact on Duty-Free and markets with high number of daily wage workers
- Expect daily consumption to gradually recover as pandemic recedes

(a) Cigarettes and HTUs, excluding China and the U.S.
Source: PMI Financials or estimates

13

Total PMI Shipment Volume

(billion units)


765.4
59.7
705.7
FY, 2019 (a)
Total
HTUs
Cigarettes
704.6
76.1
628.5
FY, 2020
Change vs. PY
(7.9)%
27.6%
(10.9)%
In-Market Sales
(7.8)%
27.5%
(10.8)%

(a) Pro forma: excluding volume attributable to RBH from January 1, 2019 to March 21, 2019
Source: PMI Financials or estimates

14

Well On Track to Deliver HTU Shipment Volume Target of 90 to 100 Billion Units in 2021

76
billion units
in 2020

+27.6%
vs. PY



Source: PMI Financials or estimates

15

HTUs Now Comprise Over 10% of Total Volume

(as a % of PMI Total Shipment Volume)


12.3%
Q4 2020
0.0%
0.9%
4.5%
5.3%
7.8%
10.8%
2015
0.4
2016
7.4
2017
36.2
2018
41.4
2019
59.7
2020
76.1
PMI HTU Shipment Volume (billion units)

Source: PMI Financials or estimates

16

Growing Contribution of *IQOS* to Net Revenues

(as a % of Total PMI Net Revenues)



26.0%
Q4 2020
0.2%
2.7%
12.7%
13.8%
18.7%
23.8%
2015
$0.1
2016
$0.7
2017
$3.6
2018
$4.1
2019
$5.6
2020
$6.8
RRP Net Revenues ($ in billions)

Source: PMI Financials or estimates

17

PMI Total International Market Volume Share



28.4%
+0.8pp
HTUs(a)
(0.6)pp
Cigarettes excluding Duty Free and Indonesia
28.6%
(0.5)pp
Indonesia
(0.3)pp
Duty Free Cigarettes
27.7%
2019
2020

(a) HTUs include a (0.1)pp impact of Duty Free HTUs

Note: Excluding China and the U.S. Current view (reflecting the deconsolidation of RBH, PMI's total market share has been restated for previous periods). Sales volume of PMI cigarettes and HTUs as a percentage of the total industry sales volume for cigarettes and HTUs. Sum of the drivers does not foot due to rounding

Source: PMI Financials or estimates

18

30.3 28.2 28.2 28.3 Indonesia: Challenges Moderating into 2021 19Source: PMI Financials or estimate • PMI share stable over recent quarters • New excise rates from Feb 1; no increase on hand-rolled kretek (SKT) where we lead the segment • No structural reform at this stage • Majority of industry now above minimum price levels • Gradually improving shipments; daily consumption still below pre-COVID levels • Less negative industry volume evolution expected in ‘21 PMI Share of Market (%) 74%75%78% Industry SKT SoM (%) PMI SKT SoS (%) 36.1 36.0 38.7 38.0 17.9 19.1 20.2 20.3 Q1 Q2 Q3 Q4 Rebound in Cigarette Category Expected • Assume negative COVID impact on industry volumes to reverse over 2021-22 • Price elasticities fundamentally unchanged • Our combustible portfolio is sufficiently invested; incrementally more may be needed given COVID impacts:⎼ Continue investing in Marlboro brand equity⎼ Focus on price gap management⎼ Grow share of low-price segment • Combustible pricing remains important • As IQOS volumes grow, our overall price productivity increases 20

Approaching 18 Million Users in 2020





Total *IQOS* Users[(a)]
Estimated users who are in various stages of conversion[(a)]
Estimated users who have switched to *IQOS* and stopped smoking[(a)]
10.4
11.2
12.2
13.5
14.4
15.3
16.4
17.6
70%
70%
71%
71%
73%
72%
72%
72%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2019
2020
0.8
0.8
1.0
1.3
0.9
0.9
1.1
1.2
Sequential Change vs. Previous Quarter

(a) See Glossary for definition
Source: PMI Financials or estimates, *IQOS* user panels and PMI Market Research

21

EU Region: Continued *HEETS* Share Growth





Sequential Adjusted IMS Growth[(a)]
15.1%
9.1%
11.2%
14.6%
10.8%
3.2%
3.9%
3.9%
3.9%
5.0%
Q4
Q1
Q2
Q3
Q4
2019
2020

(a) Excluding the estimated impact of retailer inventory movements and consumer pantry loading (the latter primarily impacting Q1, 2020)
Source: PMI Financials or estimates

22

EU: Strong *HEETS* Growth in Key Cities

(*HEETS* city offtake share)



Athens
16.5%
Q4 2019
19.8%
Q4 2020
Lisbon
8.7%
Q4 2019
13.2%
Q4 2020
London
1.6%
Q4 2019
3.8%
Q4 2020
Munich
4.4%
Q4 2019
6.6%
Q4 2020
Prague
13.7%
Q4 2019
16.5%
Q4 2020
Rome
10.7%
Q4 2019
16.4%
Q4 2020
Vilnius
28.4%
Q4 2019
34.5%
Q4 2020
Warsaw
10.5%
Q4 2019
13.8%
Q4 2020

Source: PMI Financials or estimates

23

Russia: Continued Strong PMI HTU Share Growth





Sequential Adjusted IMS Growth(a)
22.8%
15.5%
8.5%
8.7%
9.8%
5.0%
6.5%
6.0%
5.8%
7.2%
Q4
2019
Q1
Q2
Q3
Q4
2020

(a) Excluding the estimated impact of retailer inventory movements

Source: PMI Financials or estimates

24

Eastern Europe: Excellent Share in Key Cities

(PMI HTU city offtake share)



Almaty(a)
13.1%
17.4%
Q4 2019
Q4 2020
Moscow
13.5%
14.6%
Q4 2019
Q4 2020
Kiev
13.6%
22.8%
Q4 2019
Q4 2020
Sarajevo
3.6%
8.6%
Q4 2019
Q4 2020
Minsk
2.3%
5.9%
Q4 2019
Q4 2020
Tbilisi
6.1%
Q4 2020

(a) Estimated underlying offtake share
Source: PMI Financials or estimates

25

Japan: Continuing PMI HTU Share Growth





Adjusted SoM(a)
17.1%
17.8%
18.7%
18.8%
20.0%
17.7%
19.1%
20.2%
20.4%
22.1%
Q4
Q1
Q2
Q3
Q4
2019
2020

(a) Excluding the impact of estimated trade inventory movements, and including the cigarillo category
Source: PMI Financials or estimates

26

East Asia: Strong Traction in Key Cities

(PMI HTU city offtake share)



Tokyo(a)
20.6%
24.9%
Q4 2019
Q4 2020
Sendai(a)
21.2%
24.6%
Q4 2019
Q4 2020
Seoul
9.5%
10.0%
Q4 2019
Q4 2020
Kuala L.
7.9%
12.1%
Q4 2019
Q4 2020

(a) Japan total market includes the cigarillo category
Note: Kuala L. is Kuala Lumpur
Source: PMI Financials or estimates

27

IQOS Geographic Expansion



Market Launches
2015 (7)
2016 (13)
2017 (18)
2018 (6)
2019 (8)
2020 (12)

64

Markets Worldwide(a)

Of which

33

Non-OECD

(a) Status at December 31, 2020
Note: Reflects markets where *IQOS* is available in key cities or nationwide. Reflects date of initial geographic expansion beyond pilot launch city. The number of markets includes International Duty Free. While *IQOS* is currently available for sale in Mexico, the country has banned the importation of e-cigarettes and devices that heat tobacco

28

Rolling Out IQOS VEEV • Czech Republic first EU launch in December 2020 • Entering further markets in 2021 including Italy and Finland in coming weeks • Leveraging IQOS commercial infrastructure • Premium-positioned devices and cartridges • Testing age verification technology 29 Major Sustainability Milestones in 2020 Product • 12.7 million legal-age smokers switched to IQOS and stopped smoking • Pioneering role in Tobacco harm reduction • Outperformed on DJSI(a), leading on technology and innovation Environment • CDP Triple-A rated • Validation of new science based targets with the 1.5°C scenario (SBTi(b)) • Well on track to achieving carbon neutrality (scope 1+2) by 2030 Social • 100% of PMI’s portfolio of electronic smoke-free devices to be equipped with age-verification technology by 2023 • DJSI(a) leading on human rights • Included in Bloomberg Gender Equality Index Governance • Appointment of Chief Diversity Officer, reporting to CEO • Sustainability moves under Finance, reporting to CFO • Statement of Purpose, issued by BoD • Issued first Integrated Report 30 (a) Dow Jones Sustainability Index (b) Science Based Targets initiative, 1.5°C scenario refers to setting net-zero carbon emissions targets in line with limiting global average temperatures to 1.5°C above pre-industrial levels

Significant Recovery Expected in 2021

(Organic basis)

	FY 2021
Net Revenue Growth	4-7%
Adjusted OI Margin Expansion	≥150bps
Adjusted Diluted EPS Growth	9-11%
HTU Shipment Volume	90-100 billion

- Adjusted diluted EPS range of $5.90 to $6.00, representing 14-16% growth in dollar terms:
  - Includes an estimated favorable currency impact of approximately 25 cents at prevailing rates
  - Does not assume share repurchases

Source: PMI Financials or estimates

31

2021: Key Assumptions

Total Industry Volume	Flat to -3%
PMI Total Shipment Volume	+1% to -2%
Effective Tax Rate	~22%
Operating Cash Flow	~$11.0 bn
Capital Expenditures	~$0.8 bn

Note: Operating cash flow is defined as net cash provided by operating activities
Source: PMI Financials or estimates

32

Source: PMI Financials or estimates Q1, 2021: Outlook • Organic net revenues stable to slightly down vs. prior year • HTU shipments & IMS continued strong growth on prior year, stable to slightly below Q4 due to selling days and seasonality • Strong margin growth driven by IQOS mix effect and cost efficiencies • Adjusted diluted EPS of ~$1.40 representing organic growth of ~8% 33 Superior, Sustainable Growth Prospects • Robust 2020 performance; ahead of revised expectations • Multiple growth drivers through shift to IQOS, pricing and cost efficiencies • Strong leadership of the combustible category • Product offer and innovation to step up in 2021 • ESG at the heart of our smoke-free strategy • Resilient and transforming organization • Confident in the future 34Source: PMI Financials or estimates

Delivering a Smoke-Free Future 2020 Fourth-Quarter and Full-Year Results Questions & Answers Delivering a Smoke-Free Future 2020 Fourth-Quarter and Full-Year Results February 4, 2021

37 Glossary of Key Terms and Definitions, Appendix, and Reconciliation of Non-GAAP Measures Glossary: General Terms • "PMI" refers to Philip Morris International Inc. and its subsidiaries • Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") • "RBH" refers to PMI’s Canadian subsidiary, Rothmans, Benson & Hedges Inc. • The Companies’ Creditors Arrangement Act (CCAA) is a Canadian federal law that permits a Canadian business to restructure its affairs while carrying on its business in the ordinary course • Trademarks are italicized • Comparisons are made to the same prior-year period unless otherwise stated • Unless otherwise stated, references to total industry, total market, PMI shipment volume and PMI market share performance reflect cigarettes and heated tobacco units • References to total international market, defined as worldwide cigarette and heated tobacco unit volume excluding the U.S., total industry, total market and market shares are PMI estimates for tax-paid products based on the latest available data from a number of internal and external sources and may, in defined instances, exclude the People's Republic of China and/or PMI's duty free business. In addition, to reflect the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), effective March 22, 2019, PMI's total market share has been restated for previous periods • 2020 estimates for total industry volume and market share in certain geographies reflect limitations on the availability and accuracy of industry data during pandemic-related restrictions • "OTP" is defined as "other tobacco products," primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products • "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined • In-market sales, or "IMS," is defined as sales to the retail channel, depending on the market and distribution model • "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume 38

Glossary: General Terms (cont.) • "EU" is defined as the European Union Region • "EE" is defined as the Eastern Europe Region • "ME&A" is defined as the Middle East & Africa Region and includes PMI's duty free business • "S&SA" is defined as the South & Southeast Asia Region • "EA&A" is defined as the East Asia & Australia Region • "LA&C" is defined as the Latin America & Canada Region • Following the deconsolidation of PMI's Canadian subsidiary, Rothmans, Benson & Hedges, Inc. (RBH), PMI will continue to report the volume of brands sold by RBH for which other PMI subsidiaries are the trademark owner. These include HEETS, Next, Philip Morris and Rooftop • From time to time, PMI’s shipment volumes are subject to the impact of distributor inventory movements, and estimated total industry/market volumes are subject to the impact of inventory movements in various trade channels that include estimated trade inventory movements of PMI’s competitors arising from market-specific factors that significantly distort reported volume disclosures. Such factors may include changes to the manufacturing supply chain, shipment methods, consumer demand, timing of excise tax increases or other influences that may affect the timing of sales to customers. In such instances, in addition to reviewing PMI shipment volumes and certain estimated total industry/market volumes on a reported basis, management reviews these measures on an adjusted basis that excludes the impact of distributor and/or estimated trade inventory movements. Management also believes that disclosing PMI shipment volumes and estimated total industry/market volumes in such circumstances on a basis that excludes the impact of distributor and/or estimated trade inventory movements, such as on an IMS basis, improves the comparability of performance and trends for these measures over different reporting periods • "Illicit trade" refers to domestic non-tax paid products • "SoM" stands for share of market • "ESG" stands for environmental, social, and governance • "OECD" is defined as Organisation for Economic Co-operation and Development 39 Glossary: Financial Terms • Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • Net revenues related to RRPs represent the sale of heated tobacco units, heat-not-burn devices and related accessories, and other nicotine- containing products, primarily e-vapor products, including shipping and handling charges billed to customers, net of sales and promotion incentives, and excise taxes. PMI recognizes revenue when control is transferred to the customer, typically either upon shipment or delivery of goods • "SG&A" stands for selling, general & administrative • "Adjusted Operating Income (OI) Margin" is calculated as adjusted OI, divided by net revenues • "Net debt" is defined as total debt, less cash and cash equivalents • Growth rates presented on an organic basis for consolidated financial results reflect currency-neutral underlying results and "like-for-like" comparisons, where applicable • Management reviews net revenues, OI, OI margins, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items. Organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures, including pro forma measures, will provide useful insight into underlying business trends and results, and will provide a more meaningful performance comparison for the period during which RBH remains under CCAA protection. For PMI's 2018 pro forma adjusted diluted EPS by quarter and year-to-date, see Schedule 3 in PMI’s third-quarter 2019 earnings release • "Fair value adjustment for equity security investments" reflects the adjustment resulting from share price movements in passive investments for publicly traded entities that are not controlled or influenced by PMI. Under U.S. GAAP, such adjustments are required, since January 1, 2018, to be reflected directly in the income statement 40

Glossary: Reduced-Risk Products • "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continuing smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. PMI RRPs are smoke-free products that produce an aerosol that contains far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke • "Aerosol" refers to a gaseous suspension of fine solid particles and/or liquid droplets • "Combustion" is the process of burning a substance in oxygen, producing heat and often light • "Smoke" is a visible suspension of solid particles, liquid droplets and gases in air, emitted when a material burns • "Heated tobacco units," or "HTUs," is the term PMI uses to refer to heated tobacco consumables, which for PMI include the company's HEETS, HEETS Creations, HEETS Dimensions, HEETS Marlboro and HEETS FROM MARLBORO (defined collectively as HEETS), Marlboro Dimensions, Marlboro HeatSticks and Parliament HeatSticks, as well as the KT&G-licensed brand, Fiit and Miix (outside of Korea) • The IQOS heat-not-burn device is a precisely controlled heating device into which a specially designed and proprietary tobacco unit is inserted and heated to generate an aerosol • “PMI heat-not-burn products” include licensed KT&G heat-not-burn products • “PMI HTUs” include licensed KT&G HTUs • HTU "offtake volume" represents the estimated retail offtake of HTUs based on a selection of sales channels that vary by market, but notably include retail points of sale and e-commerce platforms • HTU "offtake share" represents the estimated retail offtake volume of HTUs divided by the sum of estimated total offtake volume for cigarettes and HTUs • Market share for HTUs is defined as the total sales volume for HTUs as a percentage of the total estimated sales volume for cigarettes and HTUs • “Total IQOS users” is defined as the estimated number of Legal Age (minimum 18 years) users of PMI heat-not-burn products for which PMI HTUs represented at least 5% of their daily tobacco consumption over the past seven days. Note: as of December 2020, PMI heat- not-burn products and HTUs include licensed KT&G heat-not-burn products and HTUs, respectively 41 Glossary: Reduced-Risk Products (cont.) • The estimated number of adults who have "switched to IQOS and stopped smoking“ reflects:⎼ for markets where there are no heat-not-burn products other than PMI heat-not-burn products: daily individual consumption of PMI HTUs represents the totality of their daily tobacco consumption in the past seven days⎼ for markets where PMI heat-not-burn products are among other heat-not-burn products: daily individual consumption of HTUs represents the totality of their daily tobacco consumption in the past seven days, of which at least 70% is PMI HTUs Note: as of December 2020, PMI heat-not-burn products and HTUs include licensed KT&G heat-not-burn products and HTUs, respectively • "FDA" stands for the U.S. Food & Drug Administration • "MRTP" stands for Modified Risk Tobacco Product, the term used by the U.S. FDA to refer to RRPs • "MRTP application" stands for Modified Risk Tobacco Product application under section 911 of the FD&C Act • "PMTA" stands for Premarket Tobacco Application under section 910 of the FD&C Act 42

Glossary: *IQOS* in the United States

- On April 30, 2019, the U.S. Food and Drug Administration (FDA) announced that the marketing of a version of PMI's Platform 1 product, namely, *IQOS* 2.4, together with its heated tobacco units (the term PMI uses to refer to heated tobacco consumables), is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA's decision followed its comprehensive assessment of PMI's premarket tobacco product applications (PMTAs) submitted to the Agency in 2017
- In the third quarter of 2019, PMI brought *IQOS* 2.4 and three variants of its heated tobacco units to the U.S. through its license with Altria Group, Inc., whose subsidiary, Philip Morris USA Inc., is responsible for marketing the product and complying with the provisions set forth in the FDA's marketing orders
- On July 7, 2020, the FDA authorized the marketing of a version of PMI's Platform 1 product, namely, *IQOS* 2.4, together with its heated tobacco units, as a Modified Risk Tobacco Product (MRTP). In doing so, the agency found that an *IQOS* exposure modification order is appropriate to promote the public health. The decision followed a review of the extensive scientific evidence package PMI submitted to the FDA in December 2016 to support its MRTP applications
- On December 7, 2020, the FDA confirmed that the marketing of a version of PMI's Platform 1 product, namely, *IQOS 3*, is appropriate for the protection of public health and authorized it for sale in the U.S. The FDA's decision followed an assessment of a PMI's PMTA filed with the agency in March 2020
- Shipment volume of heated tobacco units to the U.S. is included in the heated tobacco unit shipment volume of the Latin America & Canada segment. Revenues from shipments of Platform 1 devices, heated tobacco units and accessories to Altria Group, Inc. for sale under license in the U.S. are included in Net Revenues of the Latin America & Canada segment

43

Key Cities Provide Excellent Base for Growth



PMI HTU Offtake Shares (Q4, 2020)
Change vs. PY
+6.1pp 34.5% Vilnius
+4.3pp 24.9% Tokyo(a)
+9.2pp 22.8% Kiev
+3.3pp 19.8% Athens
+3.9pp 17.1% Bratislava
+2.8pp 16.5% Prague
+5.7pp 16.4% Rome
+1.1pp 14.6% Moscow
+3.3pp 13.8% Warsaw
+4.5pp 13.2% Lisbon
+4.2pp 12.1% Kuala L.
+3.4pp 11.7% Milan
+0.5pp 10.0% Seoul
+2.2pp 6.6% Munich
+3.0pp 6.3% Zurich
+0.8pp 6.0% Bucharest
+2.2pp 3.8% London
+0.6pp 2.1% Madrid

(a) Japan total market includes the cigarillo category
Note: Kuala L. is Kuala Lumpur
Source: PMI Financials or estimates

44

Key Cities Provide Excellent Base for Growth



PMI HTU Offtake Shares (FY, 2020)
Change vs. PY
+7.6pp 30.7% Vilnius
+2.9pp 23.3% Tokyo[(a)]
+6.9pp 18.4% Kiev
+3.7pp 17.6% Athens
+2.5pp 15.3% Bratislava
+2.7pp 15.5% Prague
+3.7pp 14.5% Moscow
+5.3pp 14.0% Rome
+4.6pp 12.1% Warsaw
+3.4pp 11.1% Lisbon
+3.7pp 10.1% Milan
+3.5pp 10.0% Kuala L.
(0.1)pp 9.9% Seoul
+2.6pp 6.2% Munich
+0.8pp 5.8% Bucharest
+2.2pp 5.0% Zurich
+1.9pp 2.9% London
+0.6pp 1.9% Madrid

(a) Japan total market includes the cigarillo category
Note: Kuala L. is Kuala Lumpur
Source: PMI Financials or estimates

45

EU Region: *HEETS* SoM Performance in Select Markets

	Q4, 2020	Growth vs. PY		Q4, 2020	Growth vs. PY		Q4, 2020	Growth vs. PY
Croatia	5.8%	+1.8pp	Italy	9.6%	+3.5pp	Romania	3.3%	+0.9pp
Czech Republic	10.2	+3.0	Latvia	14.7	+7.0	Slovak Republic	10.2	+2.7
Germany	2.6	+1.0	Lithuania	22.8	+5.3	Slovenia	6.3	+2.6
Greece	13.1	+2.6	Poland	7.4	+3.6	Switzerland	4.6	+1.7
Hungary	13.3	+9.0	Portugal	10.9	+3.6	UK	1.8	+1.2

Note: Select markets where *HEETS* share is ≥ 1%. Sales volume of PMI HTUs as a percentage of the total industry sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

46

EU Region: *HEETS* SoM Performance in Select Markets

	FY, 2020	Growth vs. PY		FY, 2020	Growth vs. PY		FY, 2020	Growth vs. PY
Croatia	4.7%	+1.4pp	Italy	8.1%	+3.3pp	Romania	2.9%	+0.6pp
Czech Republic	9.2	+3.3	Latvia	11.6	+6.2	Slovak Republic	9.3	+2.5
Germany	2.2	+1.0	Lithuania	20.6	+6.5	Slovenia	5.0	+1.9
Greece	11.5	+2.8	Poland	5.2	+2.7	Switzerland	3.9	+1.3
Hungary	9.8	+7.9	Portugal	8.9	+2.7	UK	1.2	+0.8

Note: Select markets where *HEETS* share is ≥ 1%. Sales volume of PMI HTUs as a percentage of the total industry sales volume for cigarettes and HTUs
Source: PMI Financials or estimates

47

2021: EPS Guidance
($/share)

	Full-Year 2021 Forecast	2020	Organic Growth
Reported Diluted EPS	**$5.90 – $6.00**	**$5.16**	
- Tax items		(0.06)	
- Asset impairment and exit costs		0.08	
- Brazil indirect tax credit		(0.05)	
- Fair value adjustment for equity security investments		0.04	
Adjusted Diluted EPS	**$5.90 – $6.00**	**$5.17**	
- Currency	(0.25)		
Adjusted Diluted EPS, excluding currency	**$5.65 – $5.75**	**$5.17**	9% – 11%

Source: PMI Financials or estimates

48

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS, excluding Currency
(Unaudited)

Quarters Ended December 31,				Years Ended December 31,		
2020	2019	% Change		2020	2019	% Change
$ 1.27	$ 1.04	22.1%	**Reported Diluted EPS**	$ 5.16	$ 4.61	11.9%
(0.05)			Less: Currency	(0.32)		
$ 1.32	$ 1.04	26.9%	**Reported Diluted EPS, excluding Currency**	$ 5.48	$ 4.61	18.9%

Quarters Ended December 31,				Years Ended December 31,		
2020	2019	% Change		2020	2019	% Change
$ 1.27	$ 1.04	22.1%	**Reported Diluted EPS**	$ 5.16	$ 4.61	11.9%
0.04	0.20		Asset impairment and exit costs	0.08	0.23	
-	-		Canadian tobacco litigation-related expense	-	0.09	
-	-		Loss on deconsolidation of RBH	-	0.12	
-	-		Russia excise and VAT audit charge	-	0.20	
(0.05)	-		Brazil indirect tax credit	(0.05)	-	
-	(0.02)		Fair value adjustment for equity security investments	0.04	(0.02)	
-	-		Tax items	(0.06)	(0.04)	
$ 1.26	$ 1.22	3.3%	**Adjusted Diluted EPS**	$ 5.17	$ 5.19	(0.4)%
(0.05)			Less: Currency	(0.32)		
$ 1.31	$ 1.22	7.4%	**Adjusted Diluted EPS, excluding Currency**	$ 5.49	$ 5.19	5.8%

49

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjustments for the Impact of RBH, excluding Currency
(Unaudited)

	Years Ended December 31,		
	2020	2019	% Change
Adjusted Diluted EPS [(a)]	$ 5.17	$ 5.19	(0.4)%
Net earnings attributable to RBH		(0.06) [(b)]	
Adjusted Diluted EPS	$ 5.17	$ 5.13 [(c)]	0.8%
Currency	(0.32)		
Adjusted Diluted EPS, excluding Currency	$ 5.49	$ 5.13 [(c)]	7.0%

(a) For the calculation, see previous slide
(b) Represents the impact attributable to RBH from January 1, 2019 to March 21, 2019
(c) Pro forma

50

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2020			**Reduced-Risk Products**	2019		% Change	
$ 2,649	$ 8	$ 2,641	$ -	$ 2,641	European Union	$ 1,724	53.7%	53.2%	53.2%
1,128	(98)	1,226	-	1,226	Eastern Europe	844	33.6%	45.2%	45.2%
57	-	57	-	57	Middle East & Africa	321	(82.4)%	(82.3)%	(82.3)%
1	-	1	-	1	South & Southeast Asia	-	-	-	-
2,961	32	2,929	-	2,929	East Asia & Australia	2,671	10.9%	9.7%	9.7%
31	(2)	34	-	34	Latin America & Canada[(a)]	27	18.0%	25.8%	25.8%
$ 6,827	**$ (61)**	**$ 6,888**	**$ -**	**$ 6,888**	**Total RRPs**	**$ 5,587**	**22.2%**	**23.3%**	**23.3%**
		2020			**PMI**	2019		% Change	
$ 10,702	$ 21	$ 10,681	$ -	$ 10,681	European Union	$ 9,817	9.0%	8.8%	8.8%
3,378	(263)	3,641	-	3,641	Eastern Europe	3,282	2.9%	10.9%	10.9%
3,088	(77)	3,165	-	3,165	Middle East & Africa	4,042	(23.6)%	(21.7)%	(21.7)%
4,396	(19)	4,415	-	4,415	South & Southeast Asia	5,094	(13.7)%	(13.3)%	(13.3)%
5,429	33	5,396	-	5,396	East Asia & Australia	5,364	1.2%	0.6%	0.6%
1,701	(164)	1,865	-	1,865	Latin America & Canada	2,206	(22.9)%	(15.5)%	(15.5)%
$ 28,694	**$ (469)**	**$ 29,163**	**$ -**	**$ 29,163**	**Total PMI**	**$ 29,805**	**(3.7)%**	**(2.2)%**	**(2.2)%**

(a) Net Revenues include revenues from shipments of Platform 1 devices, heated tobacco units and accessories to Altria Group, Inc., commencing in the third quarter of 2019, for sale under license in the United States

Note: Sum of Regions might not foot to Total PMI due to rounding; "-" indicates amounts between -$0.5 million and +$0.5 million

51

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2020			**Reduced-Risk Products**	2019		% Change	
$ 789	$ 42	$ 746	$ -	$ 746	European Union	$ 482	63.6%	54.8%	54.8%
339	(53)	392	-	392	Eastern Europe	319	6.3%	23.1%	23.1%
5	-	5	-	5	Middle East & Africa	74	(93.3)%	(93.2)%	(93.2)%
1	-	1	-	1	South & Southeast Asia	-	-	-	-
792	19	774	-	774	East Asia & Australia	651	21.8%	18.9%	18.9%
11	-	12	-	12	Latin America & Canada(1)	8	31.1%	37.0%	37.0%
$ 1,937	**$ 7**	**$ 1,930**	**$ -**	**$ 1,930**	**Total RRPs**	**$ 1,534**	**26.3%**	**25.8%**	**25.8%**
		2020			**PMI**	2019		% Change	
$ 2,742	$ 151	$ 2,591	$ -	$ 2,591	European Union	$ 2,436	12.6%	6.4%	6.4%
908	(118)	1,026	-	1,026	Eastern Europe	982	(7.5)%	4.5%	4.5%
740	(31)	771	-	771	Middle East & Africa	984	(24.8)%	(21.6)%	(21.6)%
1,185	5	1,180	-	1,180	South & Southeast Asia	1,487	(20.3)%	(20.6)%	(20.6)%
1,384	36	1,348	-	1,348	East Asia & Australia	1,270	9.0%	6.1%	6.1%
485	(43)	528	-	528	Latin America & Canada	554	(12.5)%	(4.7)%	(4.7)%
$ 7,444	**$ -**	**$ 7,444**	**$ -**	**$ 7,444**	**Total PMI**	**$ 7,713**	**(3.5)%**	**(3.5)%**	**(3.5)%**

(a) Net Revenues include revenues from shipments of Platform 1 devices, heated tobacco units and accessories to Altria Group, Inc., commencing in the third quarter of 2019, for sale under license in the United States

Note: Sum of Regions might not foot to Total PMI due to rounding; "-" indicates amounts between -$0.5 million and +$0.5 million

52

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjustments for the Impact of RBH, excluding Currency
($ in millions) / (Unaudited)

	Quarters Ended December 31,			Years Ended December 31,		
	2020	2019	% Change	2020	2019	% Change
Net Revenues	$ 7,444	$ 7,713	(3.5)%	$ 28,694	$ 29,805	(3.7)%
Net Revenues attributable to RBH		-			(181) [a]	
Net Revenues	$ 7,444	$ 7,713	(3.5)%	$ 28,694	$ 29,624 [b]	(3.1)%
Less: Currency	-			(470)		
Net Revenues, ex. currency	$ 7,444	$ 7,713	(3.5)%	$ 29,164	$ 29,624 [b]	(1.6)%

(a) Represents the impact attributable to RBH from January 1, 2019 to March 21, 2019
(b) Pro forma

53

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs and Others	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acqui-sitions	Adjusted Operating Income excluding Currency & Acqui-sitions		Operating Income	Asset Impairment & Exit Costs and Others	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acqui-sitions
			2020				Years Ended December 31,		2019			% Change	
$ 5,098	$ (57) [a]	$ 5,155	$ (24)	$ 5,179	$ -	$ 5,179	European Union	$ 3,970	$ (342) [a]	$ 4,312	19.6%	20.1%	20.1%
871	(15) [a]	886	(299)	1,185	-	1,185	Eastern Europe	547	(374) [c]	921	(3.8)%	28.7%	28.7%
1,026	(19) [a]	1,045	(65)	1,110	-	1,110	Middle East & Africa	1,684	-	1,684	(37.9)%	(34.1)%	(34.1)%
1,709	(23) [a]	1,732	2	1,730	-	1,730	South & Southeast Asia	2,163	(20) [a]	2,183	(20.7)%	(20.8)%	(20.8)%
2,400	(26) [a]	2,426	21	2,405	-	2,405	East Asia & Australia	1,932	-	1,932	25.6%	24.5%	24.5%
564	110 [b]	454	(110)	564	-	564	Latin America & Canada	235	(493) [d]	728	(37.6)%	(22.5)%	(22.5)%
$ 11,668	**$ (30)**	**$ 11,698**	**$ (475)**	**$ 12,173**	**$ -**	**$ 12,173**	**Total PMI**	**$ 10,531**	**$ (1,229)**	**$ 11,760**	**(0.5)%**	**3.5%**	**3.5%**

(a) Represents asset impairment and exit costs
(b) Includes the Brazil indirect tax credit $119 million and asset impairment and exit costs ($9 million)
(c) Represents the Russia excise and VAT audit charge
(d) Includes asset impairment and exit costs ($60 million), the Canadian tobacco litigation-related expense ($194 million) and the loss on deconsolidation of RBH ($239 million)

54

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs and Others	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acqui-sitions	Adjusted Operating Income excluding Currency & Acqui-sitions		Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acqui-sitions
			2020				Quarters Ended December 31,		2019			% Change	
$ 1,174	$ (30)[a]		$ 1,204	$ 83	$ 1,121	$ -	European Union	$ 624	$ (342)[a]		24.6%	16.0%	16.0%
261	(8)[a]		269	(91)	360	-	Eastern Europe	263	-		2.3%	36.9%	36.9%
207	(10)[a]		217	(36)	253	-	Middle East & Africa	380	-		(42.9)%	(33.4)%	(33.4)%
419	(12)[a]		431	2	429	-	South & Southeast Asia	692	-		(37.7)%	(38.0)%	(38.0)%
608	(13)[a]		621	19	602	-	East Asia & Australia	412	-		50.7%	46.1%	46.1%
236	114 [b]		122	(25)	147	-	Latin America & Canada	135	(15)[a]		(18.7)%	(2.0)%	(2.0)%
$ 2,905	**$ 41**		**$ 2,864**	**$ (48)**	**$ 2,912**	**$ -**	**Total PMI**	**$ 2,506**	**$ (357)**		**-**	**1.7%**	**1.7%**

(a) Represents asset impairment and exit costs
(b) Includes the Brazil indirect tax credit $119 million and asset impairment and exit costs ($5 million)

55

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjustments for the Impact of RBH, excluding Currency
($ in millions) / (Unaudited)

	Years Ended December 31,		
	2020	2019	% Change
Operating Income	**$ 11,668**	**$ 10,531**	**10.8%**
Asset impairment and exit costs	(149)	(422)	
Canadian tobacco litigation-related expense	-	(194)	
Loss on deconsolidation of RBH	-	(239)	
Russia excise and VAT audit charge	-	(374)	
Brazil indirect tax credit	119	-	
Adjusted Operating Income	**$ 11,698**	**$ 11,760**	**(0.5)%**
Operating Income attributable to RBH		(126) [a]	
Adjusted Operating Income	**$ 11,698**	**$ 11,634** [b]	**0.6%**
Currency	(474)		
Adjusted Operating Income, excluding Currency	**$ 12,172**	**$ 11,634** [b]	**4.6%**

(a) Represents the impact attributable to RBH from January 1, 2019 to March 21, 2019
(b) Pro forma

56

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acquisitions (a)	Net Revenues excluding Currency & Acquisitions (b)	Adjusted Operating Income Margin excluding Currency & Acquisitions		Adjusted Operating Income (a)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acquisitions
				2020					Years Ended December 31,		2019			% Points Change	
$ 5,155	$ 10,702	48.2%	$ 5,179	$ 10,681	48.5%	$ 5,179	$ 10,681	48.5%	European Union	$ 4,312	$ 9,817	43.9%	4.3	4.6	4.6
886	3,378	26.2%	1,185	3,641	32.5%	1,185	3,641	32.5%	Eastern Europe	921	3,282	28.1%	(1.9)	4.4	4.4
1,045	3,088	33.8%	1,110	3,165	35.1%	1,110	3,165	35.1%	Middle East & Africa	1,684	4,042	41.7%	(7.9)	(6.6)	(6.6)
1,732	4,396	39.4%	1,730	4,415	39.2%	1,730	4,415	39.2%	South & Southeast Asia	2,183	5,094	42.9%	(3.5)	(3.7)	(3.7)
2,426	5,429	44.7%	2,405	5,396	44.6%	2,405	5,396	44.6%	East Asia & Australia	1,932	5,364	36.0%	8.7	8.6	8.6
454	1,701	26.7%	564	1,865	30.2%	564	1,865	30.2%	Latin America & Canada	728	2,206	33.0%	(6.3)	(2.8)	(2.8)
$ 11,698	**$ 28,694**	**40.8%**	**$ 12,173**	**$ 29,163**	**41.7%**	**$ 12,173**	**$ 29,163**	**41.7%**	**Total PMI**	**$ 11,760**	**$ 29,805**	**39.5%**	**1.3**	**2.2**	**2.2**

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to slide 54
(b) For the calculation of Net Revenues excluding currency and acquisitions refer to slide 51

57

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (a)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (a)	Net Revenues excluding Currency (b)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acquisitions (a)	Net Revenues excluding Currency & Acquisitions (b)	Adjusted Operating Income Margin excluding Currency & Acquisitions		Adjusted Operating Income (a)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acquisitions
				2020					Quarters Ended December 31,		2019			% Points Change	
$ 1,204	$ 2,742	43.9%	$ 1,121	$ 2,591	43.3%	$ 1,121	$ 2,591	43.3%	European Union	$ 966	$ 2,436	39.7%	4.2	3.6	3.6
269	908	29.6%	360	1,026	35.1%	360	1,026	35.1%	Eastern Europe	263	982	26.8%	2.8	8.3	8.3
217	740	29.3%	253	771	32.8%	253	771	32.8%	Middle East & Africa	380	984	38.6%	(9.3)	(5.8)	(5.8)
431	1,185	36.4%	429	1,180	36.4%	429	1,180	36.4%	South & Southeast Asia	692	1,487	46.5%	(10.1)	(10.1)	(10.1)
621	1,384	44.9%	602	1,348	44.7%	602	1,348	44.7%	East Asia & Australia	412	1,270	32.4%	12.5	12.3	12.3
122	485	25.2%	147	528	27.8%	147	528	27.8%	Latin America & Canada	150	554	27.1%	(1.9)	0.7	0.7
$ 2,864	**$ 7,444**	**38.5%**	**$ 2,912**	**$ 7,444**	**39.1%**	**$ 2,912**	**$ 7,444**	**39.1%**	**Total PMI**	**$ 2,863**	**$ 7,713**	**37.1%**	**1.4**	**2.0**	**2.0**

(a) For the calculation of Adjusted Operating Income and Adjusted Operating Income excluding currency and acquisitions refer to slide 55
(b) For the calculation of Net Revenues excluding currency and acquisitions refer to slide 52

58

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjustments for the Impact of RBH, excluding Currency
($ in millions) / (Unaudited)

	Years Ended December 31,		
	2020	2019	% Change
Adjusted Operating Income[(a)]	$ 11,698	$ 11,760	(0.5)%
Net Revenues	$ 28,694	$ 29,805	(3.7)%
Adjusted OI Margin	40.8%	39.5%	1.3
Adjusted OI Margin attributable to RBH		(0.2) [(b)]	
Adjusted OI Margin	40.8%	39.3% [(c)]	1.5
Currency	(0.9)		
Adjusted OI Margin, excluding Currency	41.7%	39.3% [(c)]	2.4

(a) For the calculation of Adjusted Operating Income refer to slide 54
(b) Represents the impact attributable to RBH from January 1, 2019 to March 21, 2019
(c) Pro forma

59

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Reconciliation of Reported Diluted EPS to Pro Forma Adjusted Diluted EPS
(Unaudited)

	Quarter Ended Mar 31, 2019	Quarter Ended June 30, 2019	Six Months Ended June 30, 2019	Quarter Ended Sept 30, 2019	Nine Months Ended Sept 30, 2019	Quarter Ended Dec 31, 2019	Year Ended Dec 31, 2019
Reported Diluted EPS	$ 0.87	$ 1.49	$ 2.36	$ 1.22	$ 3.57	$ 1.04	$ 4.61
Asset impairment and exit costs	0.01	0.01	0.02	0.01	0.03	0.20	0.23
Canadian tobacco litigation-related expense	0.09	-	0.09	-	0.09	-	0.09
Loss on deconsolidation of RBH	0.12	-	0.12	-	0.12	-	0.12
Russia excise and VAT audit charge	-	-	-	0.20	0.20	-	0.20
Fair value adjustment for equity security investments	-	-	-	-	-	(0.02)	(0.02)
Tax items	-	(0.04)	(0.04)	-	(0.04)	-	(0.04)
Adjusted Diluted EPS	$ 1.09	$ 1.46	$ 2.55	$ 1.43	$ 3.97	$ 1.22	$ 5.19
Net earnings attributable to RBH	(0.06) [(a)]	-	(0.06) [(a)]	-	(0.06) [(a)]	-	(0.06) [(a)]
Pro Forma Adjusted Diluted EPS	$ 1.03	$ 1.46	$ 2.49	$ 1.43	$ 3.91	$ 1.22	$ 5.13

(a) Represents the impact of net earnings attributable to RBH from January 1, 2019 to March 21, 2019
Note: EPS is computed independently for each of the periods presented. Accordingly, the sum of the quarterly EPS amounts may not agree to the total for the year

60

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2018			**Reduced-Risk Products**	2017		% Change	
$ 865	$ 36	$ 829	$ -	$ 829	European Union	$ 269	+100%	+100%	+100%
324	(22)	346	-	346	Eastern Europe	55	+100%	+100%	+100%
382	4	378	-	378	Middle East & Africa	94	+100%	+100%	+100%
-	-	-	-	-	South & Southeast Asia	-	-	-	-
2,506	33	2,474	-	2,474	East Asia & Australia	3,218	(22.1)%	(23.1)%	(23.1)%
19	-	19	-	19	Latin America & Canada	4	+100%	+100%	+100%
$ 4,096	**$ 51**	**$ 4,045**	**$ -**	**$ 4,045**	**Total RRPs**	**$ 3,640**	**12.5%**	**11.1%**	**11.1%**
		2018			**PMI**	2017		% Change	
$ 9,298	$ 489	$ 8,809	$ -	$ 8,809	European Union	$ 8,318	11.8%	5.9%	5.9%
2,921	(118)	3,039	-	3,039	Eastern Europe	2,711	7.7%	12.1%	12.1%
4,114	(193)	4,307	-	4,307	Middle East & Africa	3,988	3.2%	8.0%	8.0%
4,656	(244)	4,900	-	4,900	South & Southeast Asia	4,417	5.4%	10.9%	10.9%
5,580	62	5,518	-	5,518	East Asia & Australia	6,373	(12.4)%	(13.4)%	(13.4)%
3,056	(99)	3,155	-	3,155	Latin America & Canada	2,941	3.9%	7.3%	7.3%
$ 29,625	**$ (103)**	**$ 29,728**	**$ -**	**$ 29,728**	**Total PMI**	**$ 28,748**	**3.1%**	**3.4%**	**3.4%**

Note: Sum of Regions might not foot to Total PMI due to rounding; "-" indicates amounts between -$0.5 million and +$0.5 million

61

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2017			**Reduced-Risk Products**	2016		% Change	
$ 269	$ 5	$ 264	$ -	$ 264	European Union	$ 57	+100%	+100%	+100%
55	3	52	-	52	Eastern Europe	6	+100%	+100%	+100%
94	(3)	98	-	98	Middle East & Africa	4	+100%	+100%	+100%
-	-	-	-	-	South & Southeast Asia	-	-	-	-
3,218	(94)	3,312	-	3,312	East Asia & Australia	666	+100%	+100%	+100%
4	-	4	-	4	Latin America & Canada	1	+100%	+100%	+100%
$ 3,640	**$ (89)**	**$ 3,729**	**$ -**	**$ 3,729**	**Total RRPs**	**$ 733**	**+100%**	**+100%**	**+100%**
		2017			**PMI**	2016		% Change	
$ 8,318	$ 45	$ 8,273	$ -	$ 8,273	European Union	$ 8,162	1.9%	1.4%	1.4%
2,711	229	2,482	-	2,482	Eastern Europe	2,484	9.1%	(0.1)%	(0.1)%
3,988	(520)	4,508	-	4,508	Middle East & Africa	4,516	(11.7)%	(0.2)%	(0.2)%
4,417	(63)	4,480	-	4,480	South & Southeast Asia	4,396	0.5%	1.9%	1.9%
6,373	(74)	6,447	-	6,447	East Asia & Australia	4,285	48.7%	50.5%	50.5%
2,941	(54)	2,995	-	2,995	Latin America & Canada	2,842	3.5%	5.4%	5.4%
$ 28,748	**$ (437)**	**$ 29,185**	**$ -**	**$ 29,185**	**Total PMI**	**$ 26,685**	**7.7%**	**9.4%**	**9.4%**

Note: Sum of Regions might not foot to Total PMI due to rounding; "-" indicates amounts between -$0.5 million and +$0.5 million

62

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Years Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions
		2016			**Reduced-Risk Products**	**2015**		**% Change**	
$57	$(2)	$60	$-	$60	European Union	$29	96.4%	+100%	+100%
6	-	6	-	6	Eastern Europe	-	-	-	-
4	1	3	-	3	Middle East & Africa	-	-	-	-
-	-	-	-	-	South & Southeast Asia	-	-	-	-
666	70	597	-	597	East Asia & Australia	35	+100%	+100%	+100%
1	-	1	-	1	Latin America & Canada	-	-	-	-
$733	**$67**	**$666**	**$-**	**$666**	**Total RRPs**	**$64**	**+100%**	**+100%**	**+100%**
		2016			**PMI**	**2015**		**% Change**	
$8,162	$(147)	$8,309	$-	$8,309	European Union	$8,068	1.2%	3.0%	3.0%
2,484	(340)	2,824	-	2,824	Eastern Europe	2,735	(9.2)%	3.3%	3.3%
4,516	(260)	4,776	-	4,776	Middle East & Africa	4,629	(2.4)%	3.2%	3.2%
4,396	(71)	4,467	-	4,467	South & Southeast Asia	4,288	2.5%	4.2%	4.2%
4,285	63	4,222	-	4,222	East Asia & Australia	3,915	9.5%	7.8%	7.8%
2,842	(525)	3,367	-	3,367	Latin America & Canada	3,159	(10.0)%	6.6%	6.6%
$26,685	**$(1,280)**	**$27,965**	**$-**	**$27,965**	**Total PMI**	**$26,794**	**(0.4)%**	**4.4%**	**4.4%**

Note: Sum of Regions might not foot to Total PMI due to rounding; "-" indicates amounts between -$0.5 million and +$0.5 million

63

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjustments for the Impact of RBH, excluding Currency
($ in millions) / (Unaudited)

	Years Ended December 31, 2020	2019	% Change
Net cash provided by operating activities (a)	9,812	$ 10,090	(2.8)%
Net cash provided by operating activities attributable to RBH (b)		(102)	
Net cash provided by operating activities (a)	**$ 9,812**	**$ 9,988**	**(1.8)%**
Currency	(524)		
Net cash provided by operating activities,excluding currency	**$ 10,336**	**$ 9,988**	**3.5%**

(a) Operating cash flow
(b) Represents the impact of operating activities attributable to RBH from January 1, 2019 to March 21, 2019

64

Delivering a Smoke-Free Future 2020 Fourth-Quarter and Full-Year Results February 4, 2021